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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                October 20, 2004
                        (Date of earliest event reported)


                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




        0-3613                                             63-0574085
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(Commission File No.)                          (IRS Employer Identification No.)



        420 North 20th Street
          Birmingham, Alabama                                         35203
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(Address of principal executive offices)                            (Zip Code)



                                 (205) 254-5000
                  --------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

         On October 20, 2004, the registrant issued a press release announcing financial results for the quarter ended September 30, 2004, which is included as
Exhibit 99.1 and is incorporated herein by reference.

         Supplemental financial information for the quarter ended September 30, 2004, which is provided to investors and other interested parties on the registrant's website at www.southtrust.com, is included as Exhibit 99.2 and is incorporated herein by reference.

         The information in this Current Report on Form 8-K, including Exhibits
99.1 and 99.2 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press release dated October 20, 2004

         99.2     Supplemental financial information

         This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements relating to the benefits of the proposed merger between SouthTrust and Wachovia Corporation ("Wachovia") including future financial and operating results, cost savings, enhanced revenues and the accretion or dilution to reported earnings that may be realized form the merger, (ii) statements relating to the benefits of the retail securities brokerage combination transaction between Wachovia and Prudential Financial, Inc. completed on July 1, 2003, including future financial and operating results, cost savings, enhanced revenues and the accretion of reported earnings that may be realized from the brokerage transaction, (iii) statements regarding certain of Wachovia's and/or SouthTrust's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iv) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and SouthTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's and SouthTrust's control).

         The following factors, among others, could cause Wachovia's or SouthTrust's financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and SouthTrust in connection with the merger or the businesses of Wachovia and Prudential in the brokerage transaction will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;
(2) expected revenue synergies and cost savings from the merger or the brokerage transaction may not be fully realized or realized within the expected time frame; (3) revenues following the merger or the brokerage transaction may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger or the brokerage transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's or SouthTrust's shareholders to approve the merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or SouthTrust conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's and/or SouthTrust's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's capital markets and capital management activities, including, without limitation, Wachovia's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities. Additional factors that could cause Wachovia's and SouthTrust's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and SouthTrust's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning SouthTrust or the proposed merger or other matters and attributable to SouthTrust or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and SouthTrust do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

         The proposed merger will be submitted to Wachovia's and SouthTrust's shareholders for their consideration. Shareholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at www.wachovia.com under the tab "Inside Wachovia -- Investor Relations" and then under the heading "Financial Reports -- SEC Filings". You may also obtain these documents, free of charge, at www.southtrust.com under the tab "About SouthTrust", then under "Investor Relations" and then under "SEC Documents". Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P.O. Box 2554,
Birmingham, AL 35290, (205)-254-5187.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                         SOUTHTRUST CORPORATION
                                                             (Registrant)


Date: October 20, 2004                         By      /s/ WILLIAM L. PRATER
                                                   -----------------------------
                                                          William L. Prater
                                                       Its Senior Vice President